                         NOTICE OF GUARANTEED DELIVERY
                           WITH RESPECT TO TENDER OF
          ANY AND ALL OUTSTANDING 8 7/8% SENIOR SECURED NOTES DUE 2009
                                IN EXCHANGE FOR
                      8 7/8% SENIOR SECURED NOTES DUE 2009
                                       OF
                      OWENS-BROCKWAY GLASS CONTAINER INC.

                PURSUANT TO THE PROSPECTUS DATED APRIL   , 2002
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    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON       ,
2002, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM
   TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
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                             THE EXCHANGE AGENT IS:
                         U.S. BANK NATIONAL ASSOCIATION

      BY REGISTERED OR CERTIFIED MAIL:                       BY HAND DELIVERY:
       U.S. Bank National Association                 U.S. Bank National Association
            180 East Fifth Street                          180 East Fifth Street
          St. Paul, Minnesota 55101                      St. Paul, Minnesota 55101
  Attention: Corporate Trust Administration      Attention: Corporate Trust Administration
          Telephone: (651) 244-8677                      Telephone: (651) 244-8677
          Facsimile: (651) 244-0711                      Facsimile: (651) 244-0711

           BY OVERNIGHT DELIVERY:                              BY FACSIMILE:
       U.S. Bank National Association                         (651) 244-0711
            180 East Fifth Street                  Attn: Corporate Trust Administration
          St. Paul, Minnesota 55101                        CONFIRM BY TELEPHONE:
  Attention: Corporate Trust Administration                   (651) 244-8677
          Telephone: (651) 244-8677
          Facsimile: (651) 244-0711

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    As set forth in the prospectus (the "Prospectus") dated April   , 2002 of
Owens-Brockway Glass Container Inc. (the "Company") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent thereto must be used to accept the Company's offer (the "Exchange Offer") to exchange new 8 7/8% Senior Secured Notes due 2009 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for all of its outstanding 8 7/8% Senior Secured Notes due 2009 (the "Private Notes") if the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or Private Notes cannot be delivered or if the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an Eligible Institution (as defined in the Prospectus) by mail or hand delivery or transmitted via facsimile to the Exchange Agent as set forth above. Capitalized terms used but not defined herein shall have the meaning given to them in the Prospectus.

    This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Private Notes specified below pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Private Notes set forth in the Letter of Transmittal.

    The undersigned understands that tenders of Private Notes may be withdrawn if the Exchange Agent receives at one of its addresses specified on the cover of this Notice of Guaranteed Delivery, prior to the Expiration Date, a facsimile transmission or letter which specifies the name of the person who deposited the Private Notes to be withdrawn and the aggregate principal amount of Private Notes delivered for exchange, including the certificate number(s) (if any) of the Private Notes, and which is signed in the same manner as the original signature on the Letter of Transmittal by which the Private Notes were tendered, including any signature guarantees, all in accordance with the procedures set forth in the Prospectus.

    All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

    The undersigned hereby tenders the Private Notes listed below:

                            PLEASE SIGN AND COMPLETE

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    CERTIFICATE NUMBERS OF PRIVATE NOTES
               (IF AVAILABLE)                   PRINCIPAL AMOUNT OF PRIVATE NOTES TENDERED
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------------

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

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   ___________________________________________________________________________
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Title ______________________________________________________________________

  Address ____________________________________________________________________

  Area Code and Telephone No. ________________________________________________

  Date _______________________________________________________________________

  If Private Notes will be tendered by book-entry transfer, check the trust company below:

  / / The Depository Trust Company

  Depository Account No.: ____________________________________________________
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   GUARANTEE

                      (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a participant in a recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Private Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date (as defined in the Prospectus).

                                   SIGN HERE

  Name of Firm: ______________________________________________________________

  Authorized Signature: ______________________________________________________

  Name (please type or print): _______________________________________________

  Address: ___________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

  Area Code and Telephone No.: _______________________________________________

  Date: ______________________________________________________________________

  ----------------------------------------------------------------------------

DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

    1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at one of its addresses set forth on the cover hereof prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

    2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the Holder(s) referred to herein, then the signature must correspond with the name(s) as written on the face of the Private Notes without alteration, enlargement or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a person other than the Holder(s) listed, this Notice of Guaranteed Delivery must be accompanied by a properly completed bond power signed as the name of the Holder(s) appear(s) on the face of the Private Notes without alteration, enlargement or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

    3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.